PAGE 1
---------------------------------------------------------
KEYSTONE PRECIOUS METALS HOLDINGS, INC.

Dear Shareholders:

                 It often seems that when international investment diversification makes the most intellectual sense, it makes the least emotional sense.
                   In general, gold funds experienced very disappointing
                 performance during the 12 months that ended on October 31, 1997. This disappointing performance extended to the Keystone Precious Metals Holding, Inc. even though it did better than the average gold-oriented fund and outperformed the gold market, as measured by the Financial Times Gold Mines Index. It was a period during which speculators took advantage of rumors to drive the price of gold to its lowest point in more than a decade.
                   It's easy to see why some investors might question the value of a gold fund. It just seems more comfortable to invest in a stock or bond fund, which historically have provided good, positive returns.
(Photo of
William M. Ennis)
WILLIAM M. ENNIS

THE ADVANTAGES OF DIVERSIFICATION
We continue to believe in your fund's long-term strategy. Gold-oriented investments can be a strong tool of diversification and have the potential to offset negative performance in other markets and act as a hedge against the possibility of inflation. In addition, gold and gold-oriented stocks now are considered by many investment experts to be attractively priced relative to other types of investments that have enjoyed better recent performance.
  We cannot predict when gold and the stocks of gold mining companies are likely to return to favor. However, we still believe in the value of diversifying part of your portfolio in a gold fund, and we will continue to manage your Fund conservatively, emphasizing the stocks of high quality companies.
  At Evergreen Funds, we encourage you to remain focused on your long-term goals and to remain disciplined in your personal investment strategies. No one can confidently say whether next year's market will follow last year's pattern, or whether trends will reverse themselves so that last year's lagging strategy becomes next year's winning strategy. We can say, however, that the most likely winners in the long run are those who consistently follow long-term investment strategies.

UPCOMING DEVELOPMENTS
In the next few weeks and months, shareholders of Evergreen and Keystone funds will begin to notice some changes. The Evergreen Keystone Funds are becoming the Evergreen Funds. On October 31, 1997 Keystone America Funds adopted the name of Evergreen and in early 1998 the original Keystone Funds will take the Evergreen name.
  We believe that by putting all the funds under the umbrella name of Evergreen Funds we will be creating a simpler and more cohesive image. Importantly, we expect to create substantial cost savings for shareholders as a result of consolidating prospectuses, annual reports, legal registrations and other materials. It also will be easier for you to find all the funds of the Evergreen Family, to which you have exchange privileges, under one heading in newspapers and electronic services.

                                 -- CONTINUED--

PAGE 2
---------------------------------------------------------
KEYSTONE PRECIOUS METALS HOLDINGS, INC.

  What will not change will be our commitment to provide you with the finest investment products and shareholder services possible.
  If you should have any questions about these changes or other issues affecting your investments, we encourage you to consult your financial adviser or call Evergreen Funds at 1-800-343-2898.

Sincerely,

/s/ William M. Ennis
William M. Ennis
MANAGING DIRECTOR

PAGE 3
---------------------------------------------------------

                               A Discussion With
                               Your Fund Manager

                         (photo of John C. Madden, Jr.)

   JOHN C. MADDEN, JR. IS A VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER OF KEYSTONE PRECIOUS METALS HOLDING, INC. A CHARTERED FINANCIAL ANALYST, MR. MADDEN HAS MORE THAN 30 YEARS OF EXPERIENCE IN INVESTMENT RESEARCH AND MANAGEMENT, SPECIALIZING IN PRECIOUS METALS, NATURAL RESOURCES, AND ENERGY. HE HOLDS A B.A. FROM YALE UNIVERSITY.

Please note that we have changed the Fund's fiscal year end from February 28 to October 31. The next report you receive will be a semiannual report for the period ending April 30, 1998, which you should receive in June 1998.

Q HOW DID THE FUND PERFORM DURING THE PAST TWELVE MONTHS?

A Keystone Precious Metals Holdings, Inc. produced a total return of -31.55% for the twelve-month period which ended October 31, 1997. This compares to -33.2% for the Lipper Gold Fund Index, comprised of ten mutual funds, and -33.9% for the Financial Times Gold Mines Index. Your Fund's modest outperformance during this difficult period can be attributed to its greater exposure to North American stocks than many other funds its size, and its relative underweighting in the small exploration companies that were particularly hard hit in this market.

Q HOW WOULD YOU CHARACTERIZE THE GOLD BULLION MARKET OVER THE PAST YEAR?

A The past year, in fact the past 18 months, has been a very difficult period for gold-related investments. Since its peak in February, 1996, the price of gold has dropped over $100 per ounce. In the past twelve months, depending on their location, stock prices of gold mining companies have declined anywhere from 25% to 50% or more. Gold is now the lowest it has been since the mid-1980s. The XAU, an index comprised primarily of North American gold stocks, is approaching low levels last seen in 1993.

Q WHAT FACTORS INFLUENCED THE PRICE OF GOLD DURING THE PERIOD?

A Increasingly, the market has been controlled by traders who are aware of the last of investor interest in the metal and have managed to profit from this by keeping downward pressure on the price. Their efforts have been helped along by the steady flow of news and rumors regarding central bank sales, IMF sales and company forward selling. Most recently, a report that Switzerland might sell a significant portion of its reserves to set up a humanitarian fund drove the price down to a new yearly low, regardless of the fact that any sales are years away and must first be approved by a country-wide vote. Sentiment has become so negative that even the currency turmoil that might ordinarily be expected to buoy the gold markets has thus far had little positive effect.

PAGE 4
---------------------------------------------------------
KEYSTONE PRECIOUS METALS HOLDINGS, INC.

Q GIVEN THE RECENT WEAKNESS IN THE GOLD MARKET, WHAT ARE THE REASONS TO OWN A FUND THAT INVESTS PRIMARILY IN GOLD-RELATED SECURITIES?

A While recent returns have been negative, we continue to believe that long-term investment in gold-related securities adds valuable diversification to any portfolio. Gold-related stocks can help offset market fluctuations, because their performance generally differs from that of broader stock and bond market indexes. We've seen ample evidence of this contrarian performance during the current strong financial market cycle. Gold mining stocks can also provide a hedge against inflation and currency uncertainties. We continue to believe that the best way to take advantage of the unpredictable nature of these markets is to maintain exposure to high quality gold stocks.

Q HOW DID THE FUND'S GEOGRAPHIC ALLOCATIONS CHANGE OVER THE YEAR?

A We increased the Fund's exposure to North American gold stock during the year, which helped its performance relative to the indices. Part of the change in allocation percentages is related to active buying and selling, while the rest can be attributed to the differential relative performance in these regions. For example, South African gold stocks declined twice as much as stocks in North American companies over the past year.

Q PLEASE DESCRIBE SOME OF THE FUND'S HOLDINGS.

A Positive structural changes in the South African mining industry and low stock prices have created some attractive opportunities. One of the companies we have been examining is Harmony Gold Mining, a former member of the Randgold & Exploration Co. Ltd. portfolio, which is attempting to make significant operating changes. While traditionally classified as a marginal operation, Harmony has demonstrated its ability to profitably handle large quantities of low-grade ore. Management has acquired several neighboring

Comparative performance of Keystone Precious Metals Holdings, Inc. and key market indexes, October 31, 1996-October 31, 1997

(A bar graph appears here with the following plot points.)

Spot Gold               -17.9%
KPMH*                   -31.5%
Lipper Gold Fund Index  -33.2%
Financial Times Index
    North America       -24.9%
    Australia           -42.3%
    Africa              -49.8%

North American gold stocks had the best relative performance.
*Includes reinvested dividends.


ASSET ALLOCATION

(AS A PERCENTAGE OF PORTFOLIO ASSETS)

                           OCTOBER 31, 1997    OCTOBER 31, 1996
---------------------------------------------------------------
North America                     66%                 56%
---------------------------------------------------------------
South Africa                      22%                 26%
---------------------------------------------------------------
Australia                         12%                 18%
---------------------------------------------------------------

properties and will attempt to realize cost savings and grade improvements by combining these operations. Annual production is slated to approach 1.0 million ounces over the next two to three years, up from 0.68 million in 1997.
  We have also positioned ourselves to participate in another promising restructuring through the purchase of Gencor Ltd., another South African company. The planned merger of Gencor Ltd. and Ashanti Goldfields will create one of the largest gold companies in the world.

PAGE 5
---------------------------------------------------------

Q WHAT ABOUT NON-GOLD COMPANIES?
A We continue to look for non-gold assets to diversify the portfolio. Our most recent purchase is SouthernEra Resources Ltd., a diamond company with a promising new discovery in South Africa that it shares with Randgold. The nature of the deposit and the local topography suggest that low-cost surface mining and shallow underground mining will be possible, and that production could start as early as next year.

Q WHAT IS YOUR STRATEGY FOR MANAGING THE FUND?
A The Fund's objective is to seek long-term capital appreciation and protection of purchasing power by investing in gold-oriented or other precious metal and minerals companies. As a sector fund, it is likely to experience greater price fluctuation than more diversified investments, but we rely on a conservative strategy to reduce the level of volatility. We focus on companies with growing reserves and expanding production that may have a greater ability to maintain their value during periods of lower gold prices. We believe this approach offers Fund investors the advantages of ongoing exposure to the potential of gold stocks, but with reduced downside risk.

Q WHAT IS YOUR OUTLOOK FOR THE GOLD MARKET?

A Gold continues to languish in the absence of investor interest, despite problems in various stock and currency markets around the world. This year it reached low levels not seen since 1993-- a year that also saw a major upward move in gold stocks. We would not be surprised to see this happen again, but it would probably not occur unless the stock market correction becomes more serious and concerns spread to credit markets as well. In the final analysis, as long as investors are content to move out of stocks and into bonds, gold lacks appeal. When this dynamic changes, gold will again become attractive, and the best companies will prove to be rewarding investments.
TOP 10 HOLDINGS

AS OF OCTOBER 31, 1997

                                                PERCENTAGE OF
STOCK (COUNTRY)                                  NET ASSETS
-------------------------------------------------------------
Newmont Mining Corp. (United States)                 10.9
-------------------------------------------------------------
Euro Nevada Mining (Canada)                           8.9
-------------------------------------------------------------
Franco Nevada Mining (Canada)                         8.7
-------------------------------------------------------------
Pioneer Group (United States)                         5.9
-------------------------------------------------------------
Getchell Gold (Canada)                                5.8
-------------------------------------------------------------
Homestake Mining (United States)                      5.3
-------------------------------------------------------------
Stillwater Mining (United States)                     4.1
-------------------------------------------------------------
De Beers Centenary (South Africa)                     3.3
-------------------------------------------------------------
Normandy Mining (Australia)                           3.3
-------------------------------------------------------------
Prime Resources Group (Canada)                        3.1
-------------------------------------------------------------

PAGE 6
---------------------------------------------------------
KEYSTONE PRECIOUS METALS HOLDINGS, INC.

                            Growth of an Investment



Growth of an investment in
Keystone Precious Metals Holdings, Inc.

(A graph appears here with the following plot points.)

            Initial       Dividend
           Investment   Reinvestment
           ----------   ------------
               (In Thousands)
10/31/87     10,000       10,000
10/89         6,371       10,337
10/91         5,749        9,588
10/93         8,461       14,218
10/95         7,632       12,887
10/97         5,800       10,224


  HISTORICAL PERFORMANCE            AS OF OCTOBER 31, 1997
----------------------------------------------------------

CUMULATIVE TOTAL RETURN
1 year w/o sales charge                            -31.55%
1 year w/sales charge*                             -33.51%
5 years                                             20.28%
10 years                                             2.24%

AVERAGE ANNUAL TOTAL RETURN
1 year w/o sales charge                            -31.55%
1 year w/sales charge*                             -33.51%
5 years                                              3.76%
10 years                                             0.22%

*THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 3.0% FOR THOSE INVESTORS WHO
 SOLD FUND SHARES AFTER ONE CALENDAR YEAR.

INTERNATIONAL INVESTING INVOLVES INCREASED RISK AND VOLATILITY.

Comparison of a change in value of a $10,000 investment in Keystone Precious Metals Holdings, Inc., the Standard & Poor's 500 Index and the Consumer Price Index.

(A graph appears here with the following plot points.)

             Fund          CPI          S&P 500
                      (In Thousands)
10/87       10,000       10,000         10,000
10/89       10,337       10,895         10,716
10/91        9,588       11,919         13,229
10/93       14,218       12,637         16,710
10/95       12,887       13,332         21,939
10/97       10,224       14,001         35,960

#Consumer Price Index

Past performance is no guarantee of future results. The one-year return reflects the deduction of the Fund's 3% contingent deferred sales charge for the shares held for at least one year.

PAGE 7
---------------------------------------------------------

SCHEDULE OF INVESTMENTS-- OCTOBER 31, 1997

  SHARES                                              VALUE
---------------------------------------------------------------

COMMON STOCKS-- 98.5%
                   AUSTRALIA-- 11.8%
                   GOLD MINING-- 9.2%
    800,000        Delta Gold NL.................  $    675,120
  3,381,582        Normandy Mining Ltd...........     3,686,052
  3,500,000   *    Perilya Mines NL **...........     1,058,392
  1,052,000        Plutonic Resources Ltd........     1,879,141
  1,376,304        Ross Mining NL................       754,951
    799,600        Sons of Gwalia Ltd. **........     2,120,505
                                                   ------------
                                                     10,174,161
                                                   ------------
                   METALS & MINING-- 2.6%
  2,899,200   *    Acacia Resources Ltd..........     2,895,185
                                                   ------------
                   TOTAL AUSTRALIA...............    13,069,346
                                                   ------------
                   CANADA-- 37.5%
                   GOLD MINING-- 30.0%
     26,000        Agnico Eagle Mines Ltd........       183,560
    650,000        Euro Nevada Mining Ltd........     9,869,798
    420,000        Franco Nevada Mining Ltd......     9,700,217
    179,700   *    Getchell Gold Corp............     6,469,200
    100,000   *    Greenstone Resources Ltd......       815,979
    300,000   *    Kinross Gold Corp.............     1,256,250
    337,100   *    Orvana Minerals Corp..........       729,524
    524,800        Prime Resources Group, Inc....     3,500,280
    185,300   *    TVX Gold, Inc.................       787,525
                                                   ------------
                                                     33,312,333
                                                   ------------
                   METALS & MINING-- 7.5%
    100,100   *    Aber Resources Ltd............     1,179,026
    154,700        Barrick Gold Corp.............     3,166,775
    338,500   *    Bema Gold Corp................     1,080,817
     50,000   *    International Precious Metals
                     Corp........................       233,594
    300,000   *    Repadre Capital Corp..........     1,490,049
    100,000   *    SouthernEra Resources Ltd.....     1,046,582
    429,000   *    Vengold, Inc. **..............       210,033
                                                   ------------
                                                      8,406,876
                                                   ------------
                   TOTAL CANADA..................    41,719,209
                                                   ------------
                   SOUTH AFRICA-- 22.2%
                   GOLD MINING-- 9.9%
  2,932,916   *    Avgold Ltd. **................     2,011,142
    358,000        Free State Consolidated Gold
                     Mines Ltd...................     1,826,265
     18,500        Vaal Reefs Exploration &
                     Mining Ltd..................       798,047
  SHARES                                              VALUE
---------------------------------------------------------------
COMMON STOCKS-- CONTINUED
                   SOUTH AFRICA-- CONTINUED
    638,000        Vaal Reefs Exploration &
                     Mining Ltd., ADR............  $  2,731,437
    288,585        Western Areas Gold Mining
                     Ltd., ADR...................     1,685,019
     20,900        Western Deep Levels Ltd.......       434,286
     75,000        Western Deep Levels Ltd.,
                     ADR.........................     1,565,625
                                                   ------------
                                                     11,051,821
                                                   ------------
                   METALS & MINING-- 12.3%
     72,800        Anglo-American Platinum
                     Holdings....................     1,111,855
    289,520        Ashanti Goldfields Ltd. GDR...     2,859,010
    150,000        Avmin Ltd., ADR...............     1,275,000
    155,200        De Beers Centenary............     3,702,225
    300,000        Elandsrand Gold Mining Co.
                     Ltd., ADR **................       854,010
    500,000        Gencor Ltd....................     1,122,078
    350,000   *    Harmony Gold Mining Ltd.......     1,207,273
     67,000   *    Harmony Gold Mining Ltd., ADR
                     **..........................       231,103
    300,000   *    Randgold & Exploration Co.
                     Ltd.........................       648,312
     70,000   *    Randgold Resources, Inc. **
                     +...........................       665,000
                                                   ------------
                                                     13,675,866
                                                   ------------
                   TOTAL SOUTH AFRICA............    24,727,687
                                                   ------------
                   UNITED STATES-- 27.0%
                   GOLD MINING-- 16.2%
    473,000        Homestake Mining Co...........     5,853,375
    347,650        Newmont Mining Corp...........    12,167,750
                                                   ------------
                                                     18,021,125
                                                   ------------
                   METALS & MINING-- 10.8%
    499,000   *    Canyon Resource Corp..........       842,062
    220,000        Pioneer Group Inc.............     6,558,750
    220,900   *    Stillwater Mining Co..........     4,583,675
                                                   ------------
                                                     11,984,487
                                                   ------------
                   TOTAL UNITED STATES...........    30,005,612
                                                   ------------
                   TOTAL COMMON STOCKS
                   (COST-- $135,286,955).........   109,521,854
                                                   ------------

PAGE 8
---------------------------------------------------------
EVERGREEN PRECIOUS METALS HOLDINGS, INC.

SCHEDULE OF INVESTMENTS-- OCTOBER 31, 1997

 PRINCIPAL
  AMOUNT                                              VALUE
---------------------------------------------------------------

REPURCHASE AGREEMENTS-- 2.5%
 $2,738,000        Keystone Joint Repurchase
                     Agreement, Investments in
                     repurchase agreements, in a
                     joint trading account,
                     purchased 10/31/97, 5.73%,
                     maturing 11/3/97, maturity
                     value $2,739,290 (a)
                     (cost-- $2,738,000).........  $  2,738,000
                                                   ------------

                                                        VALUE
-----------------------------------------------------------------
TOTAL INVESTMENTS--
  (COST-- $138,024,955).................     101.0%   112,259,854
INVESTMENT IN
  WHOLLY-OWNED
  UNCONSOLIDATED
  FOREIGN
  SUBSIDIARY............................       0.7%
  PRECIOUS METALS (BERMUDA) LTD.........                  820,345
FOREIGN CURRENCY
  HOLDINGS (COST-- $41,311).............       0.0%        40,586
OTHER ASSETS AND
  LIABILITIES-- NET.....................     (1.7%)   (1,948,083)
                                          ---------  ------------
NET ASSETS..............................       100%  $111,172,702
                                          ---------  ------------

*  Non-income producing securities.
** Illiquid securities. The total market value of these illiquid securities at
   October 31, 1997 is $7,150,185 (6.4%).
+ Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Directors.
(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest at October 31, 1997.

LEGEND OF PORTFOLIO ABBREVIATIONS:
ADR  American Depository Receipts
GDR  Global Depository Receipts

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward Foreign Currency Exchange Contracts to Buy:
                                                                                                               UNREALIZED
      EXCHANGE                                                        U.S. VALUE AT           IN EXCHANGE     APPRECIATION
        DATE           CONTRACTS TO RECEIVE                          OCTOBER 31, 1997         FOR U.S. $     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
10/31/97               9,950 Australian Dollar                           $ 70,290               $74,456         $ (4,166)

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 9
---------------------------------------------------------

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                     YEAR ENDED
                                                                EIGHT-MONTH       -------------------------------------------------
                                                               PERIOD ENDED       FEB. 28,    FEB. 29,      FEB. 28,       FEB. 28,
                                                             OCT. 31, 1997 (D)      1997        1996          1995           1994
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                              $   23.94        $  26.35    $  19.30      $   25.09      $  14.38
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS (B):
Net investment income (loss)                                         (0.14)          (0.26)      (0.25)         (0.13)        (0.17)
Net realized and unrealized gains (losses) on investments
  and foreign currency related transactions                          (7.93)          (1.16)       7.30          (5.54)        10.88
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     (8.07)          (1.42)       7.05          (5.67)        10.71
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     0               0           0          (0.12)            0
Distributions in excess of net investment income                         0               0           0              0             0
Distributions from realized capital gains                                0           (0.99)          0              0             0
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      0           (0.99)          0          (0.12)            0
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value end of period                                    $   15.87        $  23.94    $  26.35      $   19.30      $  25.09
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                                    (33.71%)         (5.16%)     36.53%        (22.70%)       74.48%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total Expenses                                                      2.48%(c)        2.33%       2.28%          2.33%         2.34%
  Total Expenses excluding indirectly paid expenses                   2.48%(c)        2.31%       2.26%           N/A           N/A
  Net investment income (loss)                                       (1.04%)(c)      (1.08%)     (1.08%)        (0.54%)      (0.75%)
PORTFOLIO TURNOVER RATE                                                 19%             41%         39%            75%           73%
AVERAGE COMMISSION RATE PAID                                     $ 0.02672        $0.01636         N/A            N/A           N/A
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS END OF PERIOD (THOUSANDS)                             $ 111,173        $190,108    $217,270      $ 171,193      $200,489
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                          YEAR ENDED
                                                             --------------------------------------------------------------------
                                                             FEB. 28,    FEB. 29,    FEB. 28,    FEB. 28,    FEB. 28,    FEB. 29,
                                                               1993        1992        1991        1990        1989        1988
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE BEGINNING OF PERIOD                          $  15.37    $  14.22    $  19.15    $  16.82    $  15.50    $  17.31
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS (B):
Net investment income (loss)                                    (0.12)      (0.02)          0        0.06        0.05       (0.01)
Net realized and unrealized gains (losses) on investments
  and foreign currency related transactions                     (0.76)       1.30       (4.61)       2.27        1.59       (0.17)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                (0.88)       1.28       (4.61)       2.33        1.64       (0.18)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                0           0       (0.06)          0       (0.12)      (0.41)
Distributions in excess of net investment income                (0.11)      (0.13)      (0.26)          0           0           0
Distributions from realized capital gains                           0           0           0           0       (0.20)      (1.22)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (0.11)      (0.13)      (0.32)          0       (0.32)      (1.63)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value end of period                                $  14.38    $  15.37    $  14.22    $  19.15    $  16.82    $  15.50
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                                (5.74%)      9.07%     (24.37%)     13.85%      10.64%      (2.86%)
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total Expenses                                                 2.83%       2.70%       2.76%       2.20%       1.68%       1.84%
  Total Expenses excluding indirectly paid expenses               N/A         N/A         N/A         N/A         N/A         N/A
  Net investment income (loss)                                  (0.86%)     (0.14%)     (0.02%)      0.32%       0.28%      (0.05%)
PORTFOLIO TURNOVER RATE                                            58%         53%         68%         95%         82%         62%
AVERAGE COMMISSION RATE PAID                                      N/A         N/A         N/A         N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS END OF PERIOD (THOUSANDS)                         $114,364    $131,356    $150,200    $195,837    $222,079    $222,646
---------------------------------------------------------------------------------------------------------------------------------

(a)  Excluding applicable sales charges.
(b) Calculation based on average shares outstanding.
(c)  Annualized.
(d) The Fund changed its fiscal year end from February 28 to October 31, effective October 31, 1997.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 10
---------------------------------------------------------
KEYSTONE PRECIOUS METALS HOLDINGS, INC.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

------------------------------------------------------------
ASSETS
 Investments at value (identified
   cost-- $138,024,955)                         $112,259,854
 Investment in wholly-owned unconsolidated
   foreign subsidiary, at fair value                 820,345
 Foreign currency, at value (identified
   cost-- $41,311)                                    40,586
------------------------------------------------------------
   Total investments                             113,120,785
 Cash                                                    436
 Receivable for investments sold                     264,387
 Dividends and interest receivable                   240,912
 Receivable for Fund shares sold                     109,927
 Prepaid expenses and other assets                    39,289
------------------------------------------------------------
   Total assets                                  113,775,736
------------------------------------------------------------
LIABILITIES
 Payable for Fund shares redeemed                  2,282,149
 Due to related parties                               83,431
 Accrued expenses and other liabilities              237,454
------------------------------------------------------------
   Total liabilities                               2,603,034
------------------------------------------------------------
NET ASSETS                                      $111,172,702
------------------------------------------------------------
NET ASSETS REPRESENTED BY
 Paid-in capital                                $131,737,025
 Accumulated net investment loss                      (2,757)
 Accumulated net realized gain on investments
   and foreign currency related transactions       5,208,377
 Net unrealized depreciation on investments
   and foreign currency related transactions     (25,769,943)
------------------------------------------------------------
   Total net assets applicable to outstanding
     shares of beneficial interest ($15.87 a
     share on 7,003,255 shares outstanding)     $111,172,702
------------------------------------------------------------

STATEMENTS OF OPERATIONS

                          EIGHT-MONTH
                         PERIOD ENDED         YEAR ENDED
                      OCTOBER 31, 1997(A)  FEBRUARY 28, 1997
------------------------------------------------------------
INVESTMENT INCOME
 Dividends (net of
 withholding tax of
 $79,350 and $138,290,
 respectively)           $   1,274,282       $   2,084,778
 Interest                       95,571             285,499
------------------------------------------------------------
 Total income                1,369,853           2,370,277
------------------------------------------------------------
EXPENSES
 Management fee          $     678,437       $   1,322,411
 Distribution Plan
 expenses                      950,284           1,923,248
 Transfer agent fees           413,682             805,132
 Trustees fees                  11,573               8,743
 Miscellaneous                 340,282             406,118
------------------------------------------------------------
 Total expenses              2,394,258           4,465,652
 Less: Indirectly paid
 expenses                       (4,726)            (31,743)
------------------------------------------------------------
 Net expenses                2,389,532           4,433,909
------------------------------------------------------------
 Net investment loss        (1,019,679)         (2,063,632)
------------------------------------------------------------
EQUITY IN EARNINGS OF
 WHOLLY-OWNED
 UNCONSOLIDATED
 FOREIGN SUBSIDIARY             13,054              69,764
------------------------------------------------------------
 NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
 Net realized gain on
  investments                3,399,855          14,615,767
 Net realized loss on
  foreign currency
  related transactions          (11,697)          (591,050)
------------------------------------------------------------
 Net realized gain on
 investments and
 foreign currency
 related transactions        3,388,158          14,024,717
------------------------------------------------------------
 Net change in
 unrealized
 appreciation
 (depreciation) on
 investments and
 foreign currency
 related transactions      (61,446,526)        (17,875,249)
------------------------------------------------------------
 Net realized and
 unrealized loss on
 investments and
 foreign currency
 related transactions      (58,058,368)         (3,850,532)
------------------------------------------------------------
 Net decrease in net
 assets resulting from
 operations              $ (59,064,993)      $  (5,844,400)
------------------------------------------------------------

(a) The Fund changed its fiscal year end from February 28 to October 31, effective October 31, 1997.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 11
---------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     YEAR ENDED
                                                                         EIGHT-MONTH        ----------------------------
                                                                        PERIOD ENDED        FEBRUARY 28,    FEBRUARY 29,
                                                                     OCTOBER 31, 1997(A)        1997            1996
------------------------------------------------------------------------------------------------------------------------
OPERATIONS
  Net investment loss                                                   $  (1,019,679)      $ (2,063,632)   $ (2,123,645)
  Equity in earnings of wholly-owned unconsolidated foreign
     subsidiary                                                                13,054             69,764          21,316
  Net realized gain on investments and foreign currency related
     transactions                                                           3,388,158         14,024,717      15,952,451
  Net change in unrealized appreciation (depreciation) on
     investments and foreign currency related transactions                (61,446,526)       (17,875,249)     50,472,865
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
       operations                                                         (59,064,993)        (5,844,400)     64,322,987
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gains on investments and foreign currency related
     transactions                                                                   0         (7,301,560)              0
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                83,990,548        618,026,217     376,204,823
  Payment for shares redeemed                                            (103,860,464)      (638,015,009)   (394,450,262)
  Net asset value of shares issued in reinvestment of
     distributions                                                                  0          5,971,990               0
------------------------------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from capital share
       transactions                                                       (19,869,916)       (14,016,802)    (18,245,439)
------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in net assets                            (78,934,909)       (27,162,762)     46,077,548
NET ASSETS
  Beginning of period                                                     190,107,611        217,270,373     171,192,825
------------------------------------------------------------------------------------------------------------------------
  End of period [including undistributed net investment income
     (accumulated net investment loss) as follows:
     October 31, 1997-- ($2,757)
     February 28, 1997-- $4,722,048
     February 29, 1996-- ($55,852)]                                     $ 111,172,702       $190,107,611    $217,270,373
------------------------------------------------------------------------------------------------------------------------

(a) The Fund changed its fiscal year end from February 28 to October 31, effective October 31, 1997.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 12
---------------------------------------------------------
KEYSTONE PRECIOUS METALS HOLDINGS, INC.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Keystone Precious Metals Holdings, Inc., (the "Fund") is a Delaware corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES

The Fund values investments traded on an established exchange on the basis of the last sales price on the exchange where primarily traded. The Fund values securities traded in the over-the-counter market at the mean between the bid and asked prices. Securities for which market quotations are not readily available, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Directors.
  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Directors.
  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other funds managed by Keystone Investment Management Company ("Keystone"), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in United States ("U.S.") dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received and is included in realized gain (loss) on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transactions.

PAGE 13
---------------------------------------------------------

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes which are accrued as applicable.

F. FEDERAL TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund will not incur any federal income tax liability since it is expected to distribute all of its net investment company taxable income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required.

G. DISTRIBUTIONS

The Fund distributes net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment of net operating losses generated by the Fund.

H. FUTURES CONTRACTS

In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.
  The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.
  Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the

PAGE 14
---------------------------------------------------------
KEYSTONE PRECIOUS METALS HOLDINGS, INC.

other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

3. INVESTMENT IN FOREIGN SUBSIDIARY
Precious Metals (Bermuda) Ltd., the Fund's wholly-owned foreign subsidiary, was acquired in May 1975 and has as its primary objective the acquisition of precious metals. The Fund accounts for its investments in the subsidiary under the equity method of accounting. At October 31, 1997, the fair value of the Fund's investment in the foreign subsidiary was determined as follows:

Cash and cash equivalents                        $836,980
Accrued expenses                                  (16,635)
---------------------------------------------------------
                                                 $820,345
---------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

The Fund has an unlimited number of shares of beneficial interest with a par value of $1.00 authorized. Transactions in shares of the Fund were as follows:

                                                                    EIGHT-MONTH
                                                                    PERIOD ENDED         YEAR ENDED           YEAR ENDED
                                                                  OCTOBER 31, 1997    FEBRUARY 28, 1997    FEBRUARY 29, 1996
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                                           4,394,845           25,602,726           16,257,907
Shares redeemed                                                      (5,332,804)         (26,171,322)         (16,883,225)
Shares issued in reinvestment of distributions                                0              264,364                    0
----------------------------------------------------------------------------------------------------------------------------
Net decrease                                                           (937,959)            (304,232)            (625,318)
----------------------------------------------------------------------------------------------------------------------------

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and foreign currencies) for the eight-month period ended October 31, 1997 were $26,781,165 and $51,525,168, respectively. On October 31, 1997, the cost of investments for federal income tax purposes was $143,199,857, gross unrealized appreciation of investments was $17,201,719 and gross unrealized depreciation of investments was $47,116,788, resulting in net unrealized depreciation of $29,915,069 for federal income tax purposes

6. DISTRIBUTION PLAN

Evergreen Distributors, Inc. ("EDI"), formerly Evergreen Keystone Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc. ("BISYS") serves as principal underwriter to the Fund. Prior to December 11, 1996, Evergreen Investment Services, Inc. ("EIS"), formerly Evergreen Keystone Investment Services, Inc. ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.
  The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act. The Distribution Plan permits the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the fund, are paid by shareholders through expenses called "Distribution Plan expenses". Under the Distribution Plan, the Fund pays a distribution fee which may not exceed 1.00% of the Fund's average daily net assets. Distribution Plan expenses are calculated daily and paid monthly.
  The principal underwriter may pay distribution costs greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.
  EDI intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund shares would be within permitted limits.

PAGE 15
---------------------------------------------------------

  The Distribution Plan may be terminated at any time by vote of the Independent Directors or by vote of a majority of the shareholders. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Directors, payments to EIS and/or EDI may continue as compensation for services which had been provided while the Distribution Plan was in effect.

7. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Keystone, a subsidiary of First Union Corporation ("First Union"), is the investment advisor for the Fund. In return for providing investment management and administrative services to the Fund, the Fund pays Keystone a management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net asset value of the Fund. Keystone has entered into a Sub-Investment Advisory Agreement with Equitilink International Management Limited ("EIML"), under which EIML provides Keystone with investment research and advice and may provide investment supervision or furnish an investment program for certain assets of the Fund. For its services, EIML receives from Keystone a monthly fee equal to (1) 20% of Keystone's net fee for such month for services rendered in a non-discretionary capacity, plus (2) 10% of Keystone's net fee for such month for services rendered in a discretionary capacity.
  During the eight-month period ended October 31, 1997, the Fund paid or accrued $15,528 to Keystone for certain administrative services.
  Evergreen Service Company ("ESC"), formerly Evergreen Keystone Service Company ("EKSC"), a wholly-owned subsidiary of Keystone, serves as the transfer and dividend disbursing agent for the Fund.
  BISYS Fund Services, Inc., an affiliate of EDI, serves as the Fund's sub-administrator. As sub-administrator, BISYS Fund Services, Inc. provides the officers of the Fund. For this service, BISYS Fund Services, Inc. is paid a fee by Keystone, which is not a Fund expense. Officers of the Fund and affiliated Directors receive no compensation directly from the Fund.

8. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

9. CONCENTRATION OF RISK

The Fund invests a substantial portion of its assets in issuers involved in gold mining and metals and mining industries. This concentration may result in the Fund being more affected by economic and political developments affecting those industries than a comparable general equity mutual fund.

10. DISTRIBUTION TO SHAREHOLDERS

A long-term capital gain distribution of $0.81 per share was declared payable on November 17, 1997 to shareholders of record November 13, 1997. This distribution is not reflected in the accompanying financial statements.

PAGE 16
---------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE DIRECTORS AND SHAREHOLDERS
KEYSTONE PRECIOUS METALS HOLDINGS, INC.

We have audited the accompanying statement of assets and liabilities of Keystone Precious Metals Holdings, Inc. including the schedule of investments, as of October 31, 1997, and the related statements of operations for the eight-month period ended October 31, 1997 and the year ended February 28, 1997, the statements of changes in net assets for the eight-month period ended October 31, 1997 and each of the years in the two-year period ended February 28, 1997 and the financial highlights for the eight-month period ended October 31, 1997 and each of the years in the ten-year period ended February 28, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Precious Metals Holdings, Inc. as of October 31, 1997, the results of its operations for the eight-month period ended October 31, 1997 and the year ended February 28, 1997, the changes in its net assets for the eight-month period ended October 31, 1997 and each of the years in the two-year period ended February 28, 1997 and the financial highlights for the periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Boston, Massachusetts
November 26, 1997

                      (This Page Left Blank Intentionally)

                      (This Page Left Blank Intentionally)

                      (This Page Left Blank Intentionally)

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Funds, contact your financial adviser or call Evergreen Funds.

       NOT
      FDIC         MAY LOSE VALUE
     INSURED       NO BANK GUARANTEE

EVERGREEN DISTRIBUTOR, INC.

Evergreen is a Service Mark of Evergreen
Investment Services, Inc. Copyright 1997.

 542305      (Recycle logo appears here)



                                    KEYSTONE
                          (Photo Exists in Film ONLY.
                               Will See on Dylux)
                                 PRECIOUS METALS
                                 HOLDINGS, INC.

                         (Evergreen logo appears here)
                                Evergreen Funds
                                   Since 1942


                                 ANNUAL REPORT
                                OCTOBER 31, 1997